CD T SHARES INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CAMBRIDGE DISPLAY TECHNOLOGY, INC. SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 13d193 10 B THIS CERTIFIES THAT IS THE REGISTERED HOLDER OF FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF CAMBRIDGE DISPLAY TECHNOLOGY, INC. transferable on the books of the Corporation by the holder hereof in person or by duly appointed Attorney upon surrender of this Certificate properly endorsed. The shares represented by this Certificate are subject to the provisions of the Corporation’s Certificate of Incorporation and Bylaws, and all amendments thereto. This Certificate is not valid unless countersigned by the Transfer Agent. WITNESS the facsimile Seal of the Corporation and the facsimile Signatures of its duly authorized officers. Dated: SECRETARY CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT– Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. For value received, the undersigned hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE NOTICE: CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature(s) Guaranteed: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.